Report of Independent
 Registered Public
Accounting Firm

To the Shareholders
and Board of Trustees of
Federated Premier
 Intermediate Municipal
Income Fund

In planning and performing
our audit of the financial
statements of Federated
Premier Intermediate
Municipal Income Fund
the Fund as of and for
the year ended November
 30 2007 in accordance
 with the
standards of the Public
 Company Accounting
Oversight Board United
States we considered
the Funds
internal control over
financial reporting
including controls for
 safeguarding securities
 as a basis for
designing our auditing
procedures for the
purpose of expressing
our opinion on the
 financial statements
 and
to comply with the
requirements of Form
 NSAR but not for
the purpose of expressing
 an opinion on the
effectiveness of the
Funds internal control
over financial reporting
 Accordingly we express
 no such
opinion

The management of the
Fund is responsible
for establishing and
 maintaining effective
internal control over
financial reporting
In fulfilling this
 responsibility estimates
 and judgments by
management are required
 to
assess the expected
benefits and related
costs of controls A
 companys internal
control over financial
reporting is a process
 designed to provide
reasonable assurance
regarding the reliability
 of financial
reporting and the
preparation of financial
 statements for
 external purposes
in accordance with
generally
accepted accounting
principles  A Funds
internal control over
 financial reporting
includes those policies
and procedures that 1
pertain to the
 maintenance of records
 that in reasonable
detail accurately and
 fairly
reflect the transactions
 and dispositions of
the assets of the company
2 provide reasonable
 assurance that
transactions are
 recorded as necessary
 to permit preparation
 of financial statements
 in accordance with
generally accepted
accounting principles
 and that receipts
and expenditures of
the company are being
 made
only in accordance
 with authorizations
 of management and
directors of the
company and 3 provide
reasonable assurance
regarding prevention
or timely detection
of unauthorized
acquisition use or
disposition of a
companys assets that
 could have a material
 effect on the financial
statements

Because of its inherent
limitations internal
control over financial
reporting may not
 prevent or detect
misstatements Also
projections of any
evaluation of effectiveness
to future periods
are subject to the risk
that controls may become
 inadequate because of
changes in conditions
or that the degree of
 compliance
with the polices or
 procedures may deteriorate

A deficiency in internal
 control over financial
reporting exists when
the design or operation
 of a control
does not allow management
 or employees in the
 normal course of
performing their
assigned functions to
prevent or detect
misstatements on a
timely basis  A material
 weakness is a
deficiency or combination
 of
deficiencies in
 internal control
over financial reporting
 such that there is a
 reasonable possibility
 that a
material misstatement
of the Funds annual
 or interim financial
 statements will not
be prevented or detected
on a timely basis

Our consideration of
 the Funds internal
control over financial
 reporting was for the
limited purpose
described in the first
paragraph and would not
 necessarily disclose
all deficiencies in
internal control that
might be significant
deficiencies or material
 weaknesses under
standards established
by the Public
Company Accounting
 Oversight Board United
States  However we
noted no deficiencies
 in the Funds
internal control over
 financial reporting
 and its operation
including controls
 over safeguarding
securities
that we consider to
 be a material weakness
 as defined above as of
November 30 2007

This report is intended
solely for the information
 and use of management
and the Board of Trustees
 of the
Fund and the Securities
and Exchange Commission
 and is not intended to
be and should not be used
 by
anyone other than these
specified parties



ERNST  YOUNG LLP


Boston Massachusetts
January 17 2008